                                                                    Exhibit 10.3

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                               SERVICING AGREEMENT

                                  by and among

                     CAPITAL ONE AUTO FINANCE TRUST 2003-A,

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee,

                                       and

                         CAPITAL ONE AUTO FINANCE, INC.,
                                   as Servicer

                                   Dated as of
                                  June 3, 2003

                      CAPITAL ONE AUTO FINANCE TRUST 2003-A
                        ASSET BACKED NOTES, SERIES 2003-A
                         CLASS A NOTES AND CLASS B NOTES

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                                                      2003-A Servicing Agreement

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
ARTICLE I     DEFINITIONS.................................................  2

     Section 1.01   Defined Terms.........................................  2

ARTICLE II    ADMINISTRATION AND SERVICING OF RECEIVABLES.................  2

     Section 2.01   Appointment and Duties of the Servicer................  2

     Section 2.02   Collection of Receivable Payments; Defaulted
                    Receivables; Reporting Obligations....................  4

     Section 2.03   Realization Upon Receivables..........................  5

     Section 2.04   Physical Damage Insurance.............................  6

     Section 2.05   Maintenance of Security Interests in Financed
                    Vehicles and Receivables..............................  6

     Section 2.06   Covenants of the Servicer; Notices....................  7

     Section 2.07   Notice of Repurchase Events...........................  8

     Section 2.08   Servicing Fee.........................................  8

     Section 2.09   Annual Statement as to Compliance.....................  9

     Section 2.10   Monthly Servicer's Reports............................  9

     Section 2.11   Annual Servicing Review...............................  9

     Section 2.12   Costs and Expenses.................................... 10

     Section 2.13   Responsibility for Insurance Policies; Processing
                    of Claims Under Insurance Policies; Daily Records
                    and Reports........................................... 11

     Section 2.14   Delivery of Documents to the Custodian................ 12

     Section 2.15   Conveyance of Copies of Documents to the Servicer;
                    Indication of Issuer Ownership........................ 12

     Section 2.16   Possession of Servicer Files.......................... 13

     Section 2.17   Processing of Information............................. 13

     Section 2.18   Representations and Warranties With Respect to
                    Compliance with Law and Enforcement................... 14

     Section 2.19   Standard of Care...................................... 14

     Section 2.20   Records............................................... 14

     Section 2.21   Inspection............................................ 14

     Section 2.22   Enforcement........................................... 15

     Section 2.23   Payment in Full on Receivable......................... 16

     Section 2.24   Release of Receivable................................. 16

     Section 2.25   [Reserved]............................................ 16

     Section 2.26   Responsibilities of the Servicer...................... 16

     Section 2.27   Re-Liening............................................ 16

ARTICLE III   ACCOUNTS; COLLECTIONS; STATEMENT TO RESIDUAL
              INTERESTHOLDER AND NOTEHOLDERS.............................. 17

     Section 3.01   Accounts.............................................. 17

     Section 3.02   Collections........................................... 17

     Section 3.03   Collection Account and Acknowledgment Letter.......... 18

     Section 3.04   Statements to Residual Interestholder and Noteholders. 18

     Section 3.05   Trustee Internet Website.............................. 19

ARTICLE IV    REPRESENTATIONS AND WARRANTIES.............................. 20

     Section 4.01   Representations and Warranties of the Servicer........ 20

     Section 4.02   Representations and Warranties of the Issuer.......... 21

     Section 4.03   Survival of Representations and Warranties............ 22

     Section 4.04   Merger or Consolidation of, or Assumption of the
                    Obligations of, or Resignation of the Servicer........ 23

ARTICLE V     DEFAULT, REMEDIES AND INDEMNITY............................. 23

     Section 5.01   Events of Servicing Default........................... 23

     Section 5.02   Remedies.............................................. 24

     Section 5.03   Indemnity by the Servicer............................. 27

     Section 5.04   Notification to Noteholders........................... 27

     Section 5.05   Waiver of Events of Servicing Default................. 28

     Section 5.06   Survival.............................................. 28

     Section 5.07   Servicer Not to Resign................................ 28

ARTICLE VI    TERMINATION OF AGREEMENT.................................... 28

     Section 6.01   Term.................................................. 28

     Section 6.02   Effect of Termination................................. 28

     Section 6.03   Transfer of Servicing................................. 29

ARTICLE VII   MISCELLANEOUS PROVISIONS.................................... 29

     Section 7.01   Amendment............................................. 29

     Section 7.02   Waivers............................................... 29

     Section 7.03   Notices............................................... 29

     Section 7.04   Severability of Provisions............................ 29

     Section 7.05   Rights Cumulative..................................... 30

     Section 7.06   No Offset............................................. 30

     Section 7.07   Inspection and Audit Rights........................... 30

     Section 7.08   Powers of Attorney.................................... 30

     Section 7.09   Assignment and Binding Effect......................... 30

     Section 7.10   Captions.............................................. 31

     Section 7.11   Legal Holidays........................................ 31

     Section 7.12   Counterparts.......................................... 31

     Section 7.13   Governing Law......................................... 31

     Section 7.14   Parties............................................... 31

     Section 7.15   Relationship of the Parties........................... 31

     Section 7.16   No Bankruptcy Petition Against the Issuer or
                    the Seller............................................ 31

     Section 7.17   Third Party Beneficiaries............................. 31

     Section 7.18   Other Agreements...................................... 32

     Section 7.19   Procedure for Indemnification......................... 32

     Section 7.20   Reports to Holders.................................... 32

     Section 7.21   Purchase and Subsequent Pledge........................ 32

     Section 7.22   Limitation on Liability............................... 33

     Section 7.23   Limitation of Liability............................... 33

EXHIBIT A     FORM OF MONTHLY SERVICER'S REPORT
EXHIBIT B     FORMS OF LATE NOTICES SENT TO OBLIGORS RE: DELINQUENCIES
EXHIBIT C     REQUEST FOR RELEASE OF CUSTODIAN FILE
EXHIBIT D     [RESERVED].
EXHIBIT E     COAF'S COLLECTION POLICY
EXHIBIT F     FORM OF INVESTOR CERTIFICATION

                               SERVICING AGREEMENT

     This Servicing Agreement ("Servicing Agreement") is made as of June 3, 2003, by and among Capital One Auto Finance Trust 2003-A, a Delaware statutory trust (the "Issuer"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee") and Capital One Auto Finance, Inc., a Texas corporation, as servicer ("COAF" or the "Servicer"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in that certain Indenture dated as of even date herewith (the "Indenture") by and between the Issuer and the Indenture Trustee.

                              PRELIMINARY STATEMENT

     WHEREAS, the Indenture provides for the issuance by the Issuer of the Issuer's Asset Backed Notes, Series 2003-A, designated Class A Notes (the "Class A Notes") and Class B Notes (the "Class B Notes" and, together with the Class A Notes, the "Notes"); and

     WHEREAS, the Note Insurer will issue a note guaranty insurance policy dated as of the Closing Date guaranteeing the payment of regularly scheduled interest and certain amounts with respect to principal due on the Class A Notes on each Payment Date; and

     WHEREAS, Capital One Auto Finance, Inc., a Texas corporation (the "Transferor"), has acquired and will acquire certain Receivables secured by Financed Vehicles; and

     WHEREAS, pursuant to that certain Transfer and Assignment Agreement, dated as of June 3, 2003 (the "Transfer and Assignment Agreement") between the Transferor and Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Seller"), the Transferor will transfer and absolutely assign the Receivables identified in the Schedule of Receivables delivered to the Seller as of June 3, 2003 (the "Closing Date"); and

     WHEREAS, pursuant to the Transfer and Assignment Agreement, the Transferor will absolutely assign the Subsequent Receivables identified on a schedule substantially in the form of Schedule I to the Assignment attached as Exhibit A thereto to the Seller on the Funding Dates; and

     WHEREAS, pursuant to the Contribution Agreement, the Seller will contribute and absolutely assign the Initial Receivables and the Subsequent Receivables to the Issuer on the Closing Date and on the Funding Dates, respectively; and

     WHEREAS, pursuant to the terms of the Indenture, on the Closing Date, the Issuer will Grant, inter alia, the Receivables and a first priority security interest in the Financed Vehicles and the Interest Rate Swap Agreement to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty and the Note Insurer; and

     WHEREAS, pursuant to the terms of the Indenture, the Issuer shall enter into an Initial Interest Rate Swap Agreement (the "Initial Interest Rate Swap Agreement") with Lehman Brothers Special Financing Inc. (the "Swap Counterparty"); and

                                                      2003-A Servicing Agreement

     WHEREAS, pursuant to the terms of the Indenture, the Transferor is obligated to deliver or cause to be delivered to the Custodian, the documents to be included in the Custodian File, which are to be held by the Custodian pursuant to the terms of the Indenture; and

     WHEREAS, the Issuer, the Indenture Trustee, and the Servicer wish to enter into this Servicing Agreement pursuant to which the Servicer will perform the duties as described herein, including, making collections on all of the Receivables assigned to the Seller pursuant to the terms of the Transfer and Assignment Agreement and contributed and assigned to the Issuer pursuant to the terms of the Contribution Agreement and Granted to the Indenture Trustee pursuant to the terms of the Indenture, realizing upon such Receivables, and administering claims made under the Insurance Policies; and

     WHEREAS, the Servicer desires to provide such services to the Issuer.

     NOW THEREFORE, in consideration of the covenants and conditions contained in this Servicing Agreement, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms. Capitalized and defined terms used but not defined in this Servicing Agreement shall have the respective meanings assigned to them in the Indenture, unless the context otherwise requires, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

     "Extension" shall have the meaning set forth in Section 2.02(a) hereof.

     "Insurance Policies" means (i) any theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle, and (ii) any credit life or credit disability insurance maintained by an Obligor in connection with any Receivable.

     "Subservicer" has the meaning set forth in Section 2.01(f) hereof.

     "Subservicing Agreement" has the meaning set forth in Section 2.01(f) hereof.

                                   ARTICLE II

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 2.01 Appointment and Duties of the Servicer.

          (a) The Issuer hereby appoints COAF as Servicer. The Servicer shall perform the services required pursuant to the terms of this Servicing Agreement. In performing its duties hereunder, the Servicer shall have full power and authority to do or cause to be done any and all

                                       2           2003-A Contribution Agreement
things in connection with such servicing and administration which it may deem necessary or desirable, within the terms of this Servicing Agreement.

          (b) As of the date of this Servicing Agreement, the Servicer is, and shall remain, for so long as it is acting as Servicer, an Eligible Servicer.

     Compensation and expense reimbursement payable to the Servicer under this Servicing Agreement shall be payable pursuant to the priority of payment set forth in Section 5.05(c) of the Indenture, and except as provided herein or in the Indenture, none of the Issuer, the Note Insurer, the Owner Trustee, the Indenture Trustee or the Noteholders will have any liability to the Servicer with respect thereto; provided, however, that the Issuer shall remain liable for any fees, expenses and indemnities due and payable to the Servicer which have not been paid pursuant to the priority of payments set forth in Section 5.05(c) of the Indenture.

          (c) The Note Insurer, or if a Note Insurer Default has occurred and is continuing, the Indenture Trustee with the consent of Class A Noteholders constituting Class A Noteholder Approval, or, if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and the Note Insurer has been paid in full all amounts then owing to it, the Class B Noteholders constituting Class B Noteholder Approval, shall be entitled to terminate the services of the Servicer under this Servicing Agreement, upon the occurrence of an Event of Servicing Default in accordance with the terms and conditions hereof. In the event of termination of the Servicer, the Note Insurer with prior written notice to the Rating Agencies and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), or if a Note Insurer Default has occurred and is continuing, the Indenture Trustee with the consent of the Class A Noteholders constituting Class A Noteholder Approval, or, if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and the Note Insurer has been paid in full all amounts then owing to it, the Class B Noteholders constituting Class B Noteholder Approval, shall appoint a Successor Servicer and shall direct the Issuer to enter into a servicing agreement with a Successor Servicer (that shall be an Eligible Servicer), which will be bound by the terms of such servicing agreement.

          (d) Other than as set forth in Section 7.17 below, this Servicing Agreement shall be deemed to be among the Indenture Trustee, the Servicer and the Issuer; the Note Insurer, the Swap Counterparty and the Noteholders shall not be deemed parties hereto and neither the Note Insurer, the Swap Counterparty, the Issuer, the Indenture Trustee nor the Noteholders shall have any obligations, duties or liabilities with respect to the Servicer except as set forth herein and in the Indenture. In the Indenture, the Issuer has agreed that the Indenture Trustee, in its name or (to the extent required by law) in the name of the Issuer, may (but is not required to) enforce all rights of the Issuer and all obligations of the Servicer under, and shall be entitled to all benefits of, this Servicing Agreement for and on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the
Note Insurer, whether or not the Issuer is in default thereunder. The Servicer, in making collections of Receivable payments pursuant to Section 2.02 hereof, shall be acting as agent for the Indenture Trustee, and shall be deemed to be holding such funds in trust on behalf of, and as agent for, the Indenture Trustee.

                                       3           2003-A Contribution Agreement

          (e) The Issuer shall, at its own expense, duly and punctually perform and observe its obligations to the Servicer under this Servicing Agreement in accordance with the terms hereof. In addition, promptly following a request from the Indenture Trustee to do so and at the Issuer's own expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer of each of its obligations to the Issuer under or in connection with this Servicing Agreement, in accordance with the terms hereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with this Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default on the part of the Servicer hereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer of its obligations under this Servicing Agreement.

          (f) The Servicer may enter into one or more subservicing agreements (each, a "Subservicing Agreement") with one or more Subservicers (each, a "Subservicer") for the servicing and administration of the Receivables. References in this Servicing Agreement to actions taken or to be taken by the Servicer in servicing the Receivables include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Servicer and the Subservicer have agreed. The Servicer and a Subservicer may enter into amendments thereto; provided, however, that any such amendments shall be consistent with and not violate the provisions of this Servicing Agreement.

          (g)  The Servicer shall pay the Administrator the fee pursuant to
Section 4 of the Administration Agreement.

     Section 2.02 Collection of Receivable Payments; Defaulted Receivables; Reporting Obligations

          (a) The Servicer shall be responsible for collection of payments called for under the terms and provisions of the Receivables, as and when the same shall become due. The Servicer, consistent with the standard of care set forth in Section 2.19, shall service, manage, administer and make collections on the Receivables on behalf of the Issuer and shall have full power and authority, acting alone and/or through Subservicers as provided in Section 2.01(f), to do any and all things which it may deem necessary or desirable in connection therewith which are consistent with this Servicing Agreement. The Servicer may extend the then-current maturity date of any Receivable by one month (an "Extension"); provided, however, that (i) no more than three (3) Extensions may be granted with respect to any Receivable during any twelve (12) month period, and no more than six (6) Extensions may be granted with respect to any Receivable during the term of that Receivable; (ii) no more than two (2) Extensions may be granted with respect to any Receivable during any three (3) month period; (iii) in any given three (3) month period, the average percentage of Receivables that have been the subject of an Extension during each month (by number of Receivables at the beginning of each month) shall not exceed 4.00% (or such other percentage as may be agreed to by the Note Insurer or, if a Note Insurer Default has occurred and is continuing, by the Indenture Trustee with the consent of Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and all Reimbursement

                                       4           2003-A Contribution Agreement

Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders constituting Class B Noteholder Approval); and (iv) no Extension may be given if, as a result, the final Scheduled Payment due on such Receivable would be extended past the date which is the month immediately preceding the Class B Final Scheduled Payment Date. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. In no event shall the principal balance of a Receivable be reduced, except in connection with a settlement in the event the Receivable becomes a Defaulted Receivable or a Cram Down Loss occurs. The Servicer shall also enforce all rights of the Issuer under the Dealer Agreements including, but not limited to, the right to require Dealers to repurchase Receivables for breaches of representations and warranties made by the respective Dealers.

          (b) If the full amount of a Scheduled Payment due under a Receivable is not received when due, the Servicer will make reasonable and customary efforts (such as are appropriate for obligors of similar characteristics as the applicable Obligor) to contact such Obligor by telephone. The Servicer shall continue its efforts to obtain payment from an Obligor whose payment has not been made until the payments have been received by the Servicer or the Financed Vehicle with respect to such Receivable is repossessed and sold or the Servicer has determined that all amounts collectable on the Receivable have been collected. The Servicer shall use its best efforts, consistent with the standard of care set forth in Section 2.19 hereof, to collect funds on a Defaulted Receivable; such collections shall be deposited into the Collection Account by the close of business on the Business Day following receipt thereof.

          (c)  The Servicer shall, upon request, promptly, but no later than two
(2) Business Days after receipt of such request, provide, or cause to be provided, to the Note Insurer copies of all monthly bank statements, notices, reports or other documents received from the Indenture Trustee and from the Collection Account Depository regarding funds held in or transferred to or from all applicable accounts.

          (d) Upon request but in no event later than two (2) Business Days after receipt of such request, the Servicer shall forward to the Note Insurer, via reputable overnight courier or electronic transmission, a computer diskette in a format mutually acceptable to the Servicer and the Note Insurer of its computerized records reflecting (i) all collections received during such Collection Period with respect to the Receivables, (ii) the principal balance of the Receivables as of the last day of the Collection Period, (iii) information as of the last day of such Collection Period regarding the number of Defaulted Receivables, (iv) the number of repossessed Financed Vehicles and the number of sales of repossessed Financed Vehicles as of the last day of such Collection Period, and (v) any other information reasonably requested by the Note Insurer.

     Section 2.03  Realization Upon Receivables

          (a) In the event a Receivable becomes a Defaulted Receivable, the Servicer, itself or through the use of independent contractors or agents, shall, consistent with the standard of care set forth in Section 2.19, including the Collection Policy, repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. In accordance with the priority of payment set forth in Section 5.05(c) of the Indenture, all costs and expenses incurred by the Servicer in

                                       5           2003-A Contribution Agreement
connection with the repossession of the Financed Vehicles securing such Receivables shall be reimbursed to the Servicer on the Payment Date relating to the Collection Period in which the Servicer delivered to the Indenture Trustee an itemized statement of such costs and expenses. Notwithstanding the foregoing and consistent with the terms of this Servicing Agreement, the Servicer shall not be obligated to repossess or take any action with respect to a Defaulted Receivable if, in its reasonable judgment consistent with the servicing standards specified in Section 2.19, the Liquidation Proceeds are expected to be less than the costs and expenses of such repossession or action.

          (b) The Servicer, itself or through the use of independent contractors or agents to the extent allowed by Section 2.01(f), shall follow practices consistent with the standard of care set forth in Section 2.19, including the Collection Policy, in its servicing of the Receivables, which may include selling the Financed Vehicle, or requesting a Subservicer to sell the Financed Vehicle, at public or private sale; provided, however, that the Servicer, itself or through the use of independent contractors or agents to the extent allowed by Section 2.01(f), shall, in accordance with its Collection Policy, maximize the sales proceeds for each repossessed Financed Vehicle. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds for the repair or the repossession of such Financed Vehicle unless the Servicer shall determine in its discretion that such repair or repossession should increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

     Section 2.04  Physical Damage Insurance

          (a) The Servicer, in accordance with the standard of care set forth in Section 2.19, shall, upon receipt of notice that an Obligor's physical damage insurance covering the Financed Vehicle has lapsed or is otherwise not in force, send written notice to such Obligor stating that each Obligor is required to maintain physical damage insurance covering the Financed Vehicle throughout the term of the Receivable.

          (b) In the event of any physical loss or damage to a Financed Vehicle from any cause, whether through accidental means or otherwise, the Servicer shall have no obligation to cause the affected Financed Vehicle to be restored or repaired. However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.

          (c) The Servicer will administer the filings of claims under the Insurance Policies as described under Section 2.13 hereof.

     Section 2.05 Maintenance of Security Interests in Financed Vehicles and Receivables

          (a) The Servicer will (i) take or cause to be taken such steps as are necessary, in accordance with the standard of care set forth in Section 2.19, to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle and (ii) within three (3) Business Days of its receipt thereof forward to the Custodian or its agent (unless the Servicer is the Custodian under the Indenture), on behalf of the Issuer, via reputable overnight courier, any Certificate of Title to a Financed Vehicle received by the Servicer with respect to a

                                       6           2003-A Contribution Agreement

Receivable serviced hereunder, whether such Certificate of Title was not previously delivered to the Custodian or its agent in connection with the Closing Date or Funding Date, as the case may be, or for any other reason.

          (b) The Servicer shall, at the direction of the Indenture Trustee, the Issuer or the Note Insurer, take any action necessary to preserve and protect the security interests of the Issuer and the Indenture Trustee in the Receivables, including any action specified in any Opinion of Counsel delivered to the Servicer.

     Section 2.06  Covenants of the Servicer; Notices

          (a) The Servicer shall (i) not release any Financed Vehicle securing any Receivable from the security interest granted therein by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or upon transfer of the Financed Vehicle to a successor purchaser following repossession by the Servicer or a Subservicer, (ii) not impair the rights of the Issuer, the Noteholders, the Swap Counterparty, the
Note Insurer or the Indenture Trustee in the Receivables, (iii) not increase the number of Scheduled Payments due under a Receivable except as permitted herein,
(iv) prior to the payment in full, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, or suffer to exist any Lien on any Receivable pledged to the Indenture Trustee or any interest therein, (v) defend the right, title, and interest of the Issuer, the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Note Insurer and the Indenture Trustee in, to and under the Receivables pledged to the Indenture Trustee, against all claims of third parties claiming through or under the Servicer, (vi) deposit into the Collection Account all payments received by the Servicer with respect to the Receivables in accordance with this Servicing Agreement, (vii) comply with the terms and conditions of this Servicing Agreement, (viii) promptly notify the Indenture Trustee, the Issuer, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Class B Noteholders and the Indenture Trustee of the occurrence of any Event of Servicing Default and any breach by the Servicer of any of its covenants or representations and warranties contained herein, (ix) take all reasonable action necessary to maximize the returns pursuant to the Insurance Policies, (x) deliver or cause to be delivered to the Issuer no later than two
(2) Business Days preceding the Closing Date or Funding Date, as the case may be, the Schedule of Receivables to be transferred to the Issuer on such Closing Date or Funding Date, as the case may be, (xii) deliver or cause to be delivered to the Custodian (unless the Servicer is the Custodian under the Indenture) or its designated bailee (which bailee shall not be the Issuer or any Affiliate thereof) within two (2) Business Days preceding the Closing Date or Funding Date, as the case may be, the documents to be included in the Custodian Files with respect to the Receivables pledged on such Closing Date or Funding Date, as the case may be (xiii) promptly notify the Issuer, the Note Insurer and the Indenture Trustee of the existence of any Lien on any Receivable (other than the Lien of the Indenture Trustee) if the Servicer has actual knowledge thereof and
(xiv) promptly notify the Issuer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Note Insurer, and the Indenture Trustee of the occurrence of any event which, to the knowledge of the Servicer, would require that the Issuer make or cause to be made any filings, reports, notices, or applications or

                                       7           2003-A Contribution Agreement
seek any consents or authorizations from any and all government agencies, tribunals, or authorities in accordance with the UCC and any State vehicle license or registration authority as may be necessary or advisable to create, maintain, perfect and protect a first-priority security interest of the Indenture Trustee in, to, and on the Financed Vehicles and a first-priority security interest of the Indenture Trustee in, to, and on the Receivables pledged to the Indenture Trustee.

          (b) The Servicer shall, within two (2) Business Days of its receipt thereof, respond to reasonable written directions or written requests for information that the Issuer, the Indenture Trustee or the Note Insurer might have with respect to the administration of the Receivables.

     Section 2.07 Notice of Repurchase Events. The Servicer shall inform the Issuer, the Seller, the Transferor (if the Transferor is not the Servicer), the
Note Insurer, the Indenture Trustee and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) promptly, in writing, upon (a) the discovery of any event that, if it continues uncured will, with the lapse of time and/or the giving of notice, constitute an Eligibility Repurchase Event or a Custodian File Repurchase Event and (b) the occurrence of the day that is 10 days prior to the First Title Delivery Date of each Receivable for which no Certificate of Title has been delivered to the Custodian or its agent.

     Section 2.08  Servicing Fee

          (a) Pursuant to the Indenture, the Issuer has agreed to cause the Indenture Trustee to pay the Servicer pursuant to Section 5.05(c) of the Indenture a monthly servicing fee (the "Servicing Fee") with respect to each Receivable serviced under this Servicing Agreement; provided, however, that the Issuer hereby agrees not to amend or consent to any amendment of any provision of the Indenture relating to compensation of the Servicer without the prior written consent of the Servicer and the Note Insurer. Pursuant to the terms of the Indenture, the Issuer has assumed liability for all liabilities associated with the Trust Property or created under the Indenture; provided that the Issuer has and shall have no liability with respect to the payment of principal and interest on the Notes, except as otherwise provided in the Indenture.

          (b) The Servicing Fee shall be (i) 2.50% per annum, calculated and payable monthly on the basis of a 360-day year consisting of twelve-30 day months, based on the Aggregate Receivable Balance on the first day of the applicable Collection Period, plus (ii) all amounts remitted by or on behalf of the Obligors during the prior Collection Period under the terms of, or with respect to, the Receivables, which amounts represent late fees, prepayment charges, including administrative fees or similar charges allowed by applicable law. Determination of which amounts received from an Obligor represent late charges, prepayment charges, including administrative fees or similar charges allowed by State law, shall be made as set forth in the definition of "Liquidation Proceeds" in the Indenture. The Servicing Fee with respect to a Collection Period shall be due on the succeeding Payment Date. In the event this Servicing Agreement is terminated on a date other than the last day of a Collection Period or a Receivable is designated to be no longer outstanding for purposes of this Servicing Agreement, then the Servicing Fee for such period or with respect to such Receivable, as the case may be, shall be determined on a pro rata basis.

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

     Section 2.09 Annual Statement as to Compliance. The Servicer will deliver to the Rating Agencies, the Issuer, the Indenture Trustee, the Note Insurer and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), on or before March 15 of each year, beginning on March 15, 2004, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (a) a review of the activities of the Servicer during the prior calendar year and of performance under this Servicing Agreement has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under this Agreement throughout such year, or, if there has been a material default in the performance of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 2.10 Monthly Servicer's Reports. The Servicer shall provide monthly reports substantially in the form of Exhibit A hereto to the Indenture Trustee and the Owner Trustee, and the Indenture Trustee shall provide copies of such reports and certificates to the Seller, the Note Insurer, the Noteholders, the Rating Agencies, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and any other Persons, as required under this Agreement, regarding (i) payments received from or on behalf of the Obligors and deposited to the Collection Account (identified in Section 3.03 hereof) representing collections with respect to the Receivables, (ii) other amounts received with respect to the Receivables, including Repurchase Prices, Defaulted Receivable Recoveries and Insurance Proceeds and (iii) other matters relating to the Receivables including delinquencies, repossessions and filing and payment of claims under Insurance Policies. The Servicer shall include information regarding Defaulted Receivables, Events of Default, Repurchased Receivables, Events of Servicing Default, Re-Liening Triggers and Accelerated Reserve Fund Events in its monthly report. Such reports shall be delivered to the Indenture Trustee by 11:00 a.m., New York time, on the earlier of ten (10) calendar days following the Determination Date or three (3) Business Days prior to the Transfer Date for such Payment Date.

     Section 2.11  Annual Servicing Review

     The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or to its Affiliates, to deliver to the Rating Agencies, the Issuer, the Indenture Trustee, the Note Insurer and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) on or before March 15 of each year, beginning March 15, 2004, a report addressed to the board of directors of the Servicer, to the effect that such firm has examined the accompanying annual statement of compliance delivered by the Servicer pursuant to Section 2.09 of the Servicing Agreement and that: (a) such examination was made in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Servicer's compliance with those requirements and performing such other procedures as such accountants considered

                                       9              2003-A Servicing Agreement
necessary in the circumstances and (b) except as described in such report, the Servicer's annual statement of compliance for such year delivered pursuant to
Section 2.09 is fairly stated in all material respects.

     Section 2.12  Costs and Expenses

          (a) Except as set forth in Section 2.12(b) below, all costs and expenses incurred by the Servicer in carrying out its duties hereunder, fees and expenses of Independent Public Accountants with respect to preparation of the financial statements and reports described in Section 2.11 and all other fees and expenses (including all fees and expenses arising as a result of the occurrence of a Re-Liening Trigger) not expressly stated hereunder to be for the account of the Issuer, shall be paid or caused to be paid by the Servicer out of the compensation to be paid to the Servicer pursuant to Section 2.08.

         (b) During the term of this Servicing Agreement, the Servicer shall be reimbursed for actual out-of-pocket costs and expenses incurred in connection with the sale or other disposal of a Financed Vehicle or collection of amounts due with respect to a Receivable including, but not limited to, the following (to the extent such cost or expense relates to the sale or other disposal or collection of amounts due with respect to a Receivable or a Financed Vehicle):

               (i) Any reasonable compensation paid to outside legal counsel retained to protect the interests of the Issuer, the Indenture Trustee, the Note Insurer, the Swap Counterparty or the Noteholders in the assets administered under this Servicing Agreement as the Servicer deems necessary in accordance with its normal procedures;

               (ii) Any compensation paid to independent repossessors, auctioneers or appraisers and any direct out of pocket expenses arising from or related to realization of the Receivables administered under this Servicing Agreement;

               (iii) Any sales, franchise, income, excise, personal property or other taxes arising from or related to any Receivables administered under this Servicing Agreement;

               (iv) Any parking or other fines, insurance, title or other such fees arising from or related to any Receivables administered under this Servicing Agreement;

               (v) Any expenses for special forms and materials, freight, tapes, communications, lock-box and other bank service charges, and other expenses; and

               (vi) Any expenses and fees paid to outside accountants in connection with the procedures required to be performed pursuant to Section 2.11(b) hereof, provided that any such fees and expenses paid under this clause
(vi) shall not exceed $10,000 per annum.

     Section 2.13 Responsibility for Insurance Policies; Processing of Claims Under Insurance Policies; Daily Records and Reports.

          (a) The Servicer, on behalf of the Issuer, will administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Insurance Policies

                                       10             2003-A Servicing Agreement
relating to the Receivables in a manner consistent with the standard of care set forth in Section 2.19 hereof.

          (b) The Servicer will administer the filings of claims under the Insurance Policies by filing the appropriate notices related to claims, including initial notices of loss, as well as claims with the respective carriers or their authorized agents all in accordance with the terms of the Insurance Policies. The Servicer shall use reasonable efforts to file such claims on a timely basis after obtaining knowledge of the events giving rise to such claims, subject to the servicing standard set forth in Section 2.20 hereof. The Servicer will utilize such notices, claim forms and claim procedures as are required by the respective insurance carriers.

          The Servicer shall not be required to pay any premiums or, other than administering the filing of claims and performing reporting requirements specified in the Insurance Policies in connection with filing such claims, perform any obligations of the named insured under such Insurance Policies. The Servicer shall not be responsible to the Issuer, the Note Insurer, the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) or the Indenture Trustee (i) for any act or omission to act done in order to comply with the requirements or satisfy any provisions of the Insurance Policies or (ii) for any act, absent willful misconduct or negligence, or omission to act done in compliance with this Servicing Agreement. In the case of any inconsistency between this Servicing Agreement and the terms of any Insurance Policy, the Servicer shall comply with the latter.

          (c) The Servicer shall provide to the Indenture Trustee, and the Indenture Trustee shall copy to the Issuer, the Rating Agencies, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer, a written monthly report substantially in the form of Exhibit A hereto and, upon the request of the Issuer, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) or the Note Insurer, the Servicer shall provide to the requesting party copies of notices substantially in the form of Exhibit B hereto, verifying that such notices were sent to Obligors, as appropriate indicating a delinquency by any Obligor of (i) 30 to 59 days and (ii) 60 days or more. This report will include:

               (i)   Obligor's name;

               (ii)  Date of last payment; and

               (iii) Current unpaid balance.

     Unless otherwise directed by the Issuer, the Servicer will file a claim for loss with the insurer on a form furnished by such insurer within the time period specified in the applicable Insurance Policy. A copy of such claim will be provided to the Issuer upon the Issuer's request.

     Section 2.14 Delivery of Documents to the Custodian. Unless the Servicer is the Custodian under the Indenture, the Servicer shall deliver or cause to be delivered the Custodian File with respect to the Receivables in its possession to the Custodian via reputable overnight courier service for receipt by the Custodian or its designated bailee (which bailee shall not be the

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

Issuer or any Affiliate thereof) within two (2) Business Days preceding the Closing Date or the applicable Funding Date, as the case may be while in its possession (unless the Servicer is the Custodian under the Indenture), the Servicer shall hold the Custodian Files in trust on behalf of the Custodian and shall only check out the Custodian Files with a Request for Release of Custodian File in the form of Exhibit C hereto (unless the Servicer is the Custodian under the Indenture).

     Section 2.15 Conveyance of Copies of Documents to the Servicer; Indication of Issuer Ownership.

          (a) The Servicer shall maintain legible copies (in electronic or hard-copy form, in the discretion of the Servicer) or originals of the following documents in its files with respect to each Receivable and the Financed Vehicle related thereto:

               (i) application of the Obligor for credit or, with respect to pre-approved Obligors, any such similar information obtained in accordance with the applicable Originator's customary practices;

               (ii) a copy (but not the original) of the Contract, provided, however, that the Servicer shall deliver any original amendments to the Contract to the Custodian promptly following execution thereof (unless the Servicer is the Custodian under the Indenture);

               (iii) a copy (but not the original) of the Certificate of Title or, if not yet received, evidence that an application therefor has been submitted with the appropriate authority, a guaranty of title from a Dealer or such other document (electronic or otherwise, as used in the applicable jurisdiction) that the Servicer keeps on file, in accordance with its customary practices, evidencing the security interest of the applicable Originator in the Financed Vehicle;

               (iv) to the extent received and kept by the applicable Originator in accordance with its customary practices, a certificate of insurance or application therefor with respect to the Financed Vehicle securing the Receivable;

               (v) if applicable, a copy of the score sheet, proof of income and references, credit report and AAP approval sheet utilized by COAF in the underwriting of the Receivable;

               (vi) except with respect to refinanced vehicles or to the extent of the Servicer's customary practices, the invoice for the Financed Vehicle;

               (vii) to the extent of the Servicer's customary practices, the Obligor's order for the Financed Vehicle and the proof of down payment;

               (viii) to the extent received and kept by the applicable Originator, a copy of the service contract, if any, on the Financed Vehicle;

               (ix) to the extent received and kept by the applicable Originator, a copy of the credit life insurance policy, if any, and the credit disability insurance policy, if any, on the Obligor relating to the Financed Vehicle; and

                                       12             2003-A Servicing Agreement

               (x) such other documents as the Servicer keeps on file in accordance with its customary practices in order to accomplish its duties under this Servicing Agreement.

          (b)  The Servicer shall keep books and records, satisfactory to the
Note Insurer, pertaining to each Receivable and shall make periodic reports in accordance with this Servicing Agreement. Such records may not be destroyed or otherwise disposed of except as provided herein and as allowed by applicable laws, regulations or decrees. All documents, whether developed or originated by the Servicer or not, reasonably required to document or to properly administer any loan shall remain at all times the property of the Issuer and shall be held in trust by the Servicer. The Servicer shall not acquire any property rights with respect to such records, and shall not have the right to possession of them except as subject to the conditions stated in this Servicing Agreement. The Servicer shall bear the entire cost of restoration in the event any Servicer Files (as defined below) shall become damaged, lost or destroyed while in the Servicer's possession or control.

     Section 2.16 Possession of Servicer Files. Unless otherwise specified herein, the Servicer shall maintain physical possession of the instruments and documents listed in paragraph 2.15(a) above; such other instruments or documents that modify or supplement the terms or conditions of any of the foregoing; and, all other instruments, documents, correspondence and memoranda generated by or coming into the possession of the Servicer (including, but not limited to, insurance premium receipts, ledger sheets, payment records, insurance claim files, correspondence and current and historical computerized data files) that are required to document or service any Receivable. Collectively, all of the documents described in this Section 2.16 with respect to a Receivable are referred to as the "Servicer Files". The Servicer hereby agrees that the computer files of the Receivables maintained by the Servicer will bear an indication reflecting that the Receivables are owned by the Issuer and Granted to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer and that all Servicer Files shall remain the property of the Issuer and shall be held in trust by the Servicer. The Servicer shall respond to all third party inquiries concerning ownership of the Receivables by indicating that the Receivables have been assigned by the Transferor to the Seller, transferred by the Seller to the Issuer and Granted to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer.

     Section 2.17 Processing of Information. Information with respect to each Receivable is to be recorded into the Servicer's loan management and accounting system.

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

     Section 2.18 Representations and Warranties With Respect to Compliance with Law and Enforcement.

          (a) The Issuer hereby represents to the Servicer, based on certain representations the Transferor has made to the Issuer concerning the Receivables in the Transfer and Assignment Agreement and the Seller has made in the Contribution Agreement, respectively, and on which representations the Issuer has relied in acquiring the Receivables and with respect to the Grant of the Receivables to the Indenture Trustee, that each Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made and on the Closing Date or Funding Date, as the case may be, does comply in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder.

          (b) The Servicer warrants, represents and covenants that in the event that the Servicer realizes upon any Receivable, the methods utilized by the Servicer to realize upon such Receivable or otherwise enforce any provisions of the Receivable will not subject the Servicer, the Issuer, the Note Insurer, the Swap Counterparty or the Indenture Trustee to liability under any federal, state or local law, and that such enforcement by the Servicer will be conducted in accordance with the provisions of this Servicing Agreement and the standard of care set forth in Section 2.19 hereof, including the Collection Policy.

     Section 2.19 Standard of Care. In performing its duties and obligations hereunder and in administering and enforcing the Insurance Policies relating to the Receivables pursuant to this Servicing Agreement, the Servicer will comply with all applicable state and federal laws and shall service and administer the Receivables by employing such procedures (including collection procedures) and degree of care, in each case consistent with prudent industry standards, as are customarily employed by the Servicer in servicing and administering motor vehicle receivables owned or serviced by the Servicer comparable to the Receivables. In performing such duties, so long as COAF is the Servicer COAF shall comply with COAF's Collection Policy. In performing its duties and obligations hereunder, the Servicer shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, and shall not impair the rights of the Issuer, the Note Insurer or the Indenture Trustee on behalf of the Noteholders and the Swap Counterparty in the Trust Property.

     Section 2.20 Records. The Servicer shall maintain or cause to be maintained such books of account and other records as will enable the Issuer and the Note Insurer to determine the status of each Receivable and any Insurance Policy relating thereto.

     Section 2.21  Inspection.

          (a) At all times during the term hereof, the Servicer shall afford the Issuer, the Note Insurer, and the Indenture Trustee and their authorized agents, upon three (3) Business Days' prior written notice, reasonable access during normal business hours to the Servicer's records and files relating to the Receivables and the Trust Property and will cause its personnel to assist in any examination of such records by the Issuer, the Note Insurer, or the Indenture Trustee. The examination referred to in this Section 2.21 will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee

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

relations. Without otherwise limiting the scope of the examination, the Issuer, the Note Insurer, or the Indenture Trustee may, using generally accepted auditing procedures, verify the status of each Receivable and review the Servicer Files and records relating thereto for conformity to monthly reports prepared pursuant to Section 2.02(c) and compliance with the standards represented to exist as to each Receivable in this Servicing Agreement. Nothing herein shall require the Issuer, the Note Insurer, or the Indenture Trustee to conduct any inspection pursuant to this Section 2.21.

          (b) At all times during the term hereof, the Servicer shall keep available at its office located at 3901 Dallas Parkway, Plano, Texas 75093 (or such other location as to which it shall give written notice to the Indenture Trustee), for inspection by the Issuer, the Note Insurer, the Indenture Trustee and Noteholders, a copy of the Schedule of Receivables.

          (c) All information obtained by the Issuer or the Indenture Trustee regarding the Obligors and the Receivables, whether upon exercise of its rights under this Section 2.21 or otherwise, shall be maintained by the Issuer or the Indenture Trustee in confidence and shall not be disclosed to any other person, except as otherwise required by applicable law or regulation.

          (d) The Servicer will, at the Issuer's or the Note Insurer's request, provide the Issuer, the Indenture Trustee or the Note Insurer with a data extract disk of portfolio information. One disk per month will be provided without charge, and the Issuer will pay the Servicer $125.00 each for any subsequent disks; provided, however, that such additional fee for subsequent disks shall not apply to any disks provided to the Issuer, the Indenture Trustee or the Note Insurer to correct information previously provided by the Servicer to the Issuer or the Note Insurer.

     Section 2.22  Enforcement.

          (a) The Servicer will, consistent with the standard of care required by Section 2.19 hereof, act with respect to the Receivables and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Indenture Trustee with respect thereto.

          (b) The Servicer shall to the extent consistent with the servicing standards set forth in Section 2.19, including the Collection Policy, or at the written direction of the Note Insurer, sue to enforce or collect upon the Receivables and the Insurance Policies (including unpaid claims), in its own name, if possible, or as agent for the Issuer or the Indenture Trustee. If the Servicer commences a legal proceeding to enforce a Receivable or an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the Receivable and the related rights under the Insurance Policies by the Issuer to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable or an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Receivable or the Insurance Policy, the Issuer, shall, at the Servicer's request, assign the Receivable or the Insurance Policy to the Servicer for the limited extent necessary to enforce the Receivable or the Insurance Policy, or take such steps as the Issuer deems necessary to enforce the Receivable or the Insurance Policy, including bringing suit in its name.

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

          (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Receivable in accordance with the standard of care required by Section 2.19 hereof. In exercising such recourse rights, the Servicer is hereby authorized on the Issuer's behalf to reassign the Receivable and to deliver the Certificate of Title to the Financed Vehicle to the person against whom recourse exists at the price set forth in the document creating the recourse.

     Section 2.23 Payment in Full on Receivable. The Servicer may grant to the Obligor on any Receivable that has been repaid in full any rebate, refund or adjustment that the Servicer in good faith believes is required because of prepayment in full of the Receivable, and may deduct the amount of any such rebate, refund or adjustment from the amount otherwise payable by the Servicer into the Revenue Fund or the Collection Account, as the case may be. The Servicer may not permit any rescission or cancellation of any Receivable nor may it take any action with respect to any Receivable or Insurance Policy which would materially impair the rights of the Indenture Trustee, the Issuer, the
Note Insurer or the Noteholders therein or in the proceeds thereof.

     Section 2.24 Release of Receivable. Upon payment in full on any Receivable, the Servicer shall notify the Custodian (unless the Servicer is the Custodian under the Indenture) prior to the next succeeding Payment Date by a certificate and request for release of Receivable file substantially in the form of Exhibit C hereto (which certificate shall include a statement of an officer of the Servicer to the effect that all amounts received in connection with such payment in full which are required to be deposited in the Revenue Fund or the Collection Account, as the case may be pursuant to Sections 3.02 and 3.03 herein have been so deposited).

     Section 2.25  [Reserved].

     Section 2.26 Responsibilities of the Servicer. The Servicer shall not have any duties, obligations or responsibilities other than those specifically expressed and set forth herein and no implied obligations of the Servicer shall be read into this Servicing Agreement. Neither the Servicer nor any of its respective directors, officers, agents or employees shall be liable to any person, including, without limitation, the Issuer, the Note Insurer, the Swap Counterparty, the Indenture Trustee or the Noteholders in connection with this Servicing Agreement, except for the breach of any of its representations and warranties or obligations under this Servicing Agreement or for the negligence, bad faith or willful misconduct of the Servicer, or any of its respective officers, directors, agents or employees.

     Section 2.27  Re-Liening. Upon the occurrence of a Re-Liening Trigger, the
Note Insurer may instruct the Indenture Trustee and the Servicer to take or cause to be taken such actions as may, in the judgment of the Note Insurer or its counsel, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Indenture Trustee by amending the title documents relating to such Financed Vehicles or by such other reasonable means as may, in the judgment of the Note Insurer or its counsel, be necessary or prudent. The Indenture Trustee and the Servicer shall take or cause to be taken such actions. COAF hereby agrees to reimburse the Indenture Trustee for all Re-Liening Expenses related to such perfection or re-perfection and to take all action necessary therefor, including the preparation, execution and delivery of all such documents as may be requested by the Indenture Trustee or the Servicer

                                       16             2003-A Servicing Agreement
in connection therewith. In addition, as provided in Section 5.05(c) of the Indenture, the Indenture Trustee shall be entitled to be reimbursed for Re-Liening Expenses incurred in connection with taking or causing to be taken such actions, to the extent not paid by the Servicer. On the Closing Date, the Servicer shall grant to the Indenture Trustee an irrevocable power of attorney, pursuant to which the Servicer shall appoint the Indenture Trustee as its attorney-in-fact, such appointment being coupled with an interest, to take any and all steps required to be performed by it pursuant to this Section 2.27 including execution of certificates of title or any other documents in the name and stead of the Servicer. If at any time a Person other than COAF becomes the Servicer, COAF shall grant to such Successor Servicer, promptly after its appointment as such, a power of attorney as described in the preceding sentence.

                                  ARTICLE III

                        ACCOUNTS; COLLECTIONS; STATEMENT
                   TO RESIDUAL INTERESTHOLDER AND NOTEHOLDERS

     Section 3.01 Accounts. There have been established pursuant to the Indenture certain accounts in the name of the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer to the extent described herein, including, without limitation, the Collection Account, the Issuance Fund, the Pre-Funding Account, the Reserve Fund and the Revenue Fund.

     Section 3.02  Collections.

          (a) The Servicer shall remit or cause a Subservicer to remit to the Collection Account described in Section 3.03 hereof, and to no other account, as soon as practicable, but in no event later than the Collection Account Depository's close of business two (2) Business Days after receipt thereof, all payments received by or on behalf of the Obligors, including all Actual Payments, Insurance Proceeds, Defaulted Receivable Recoveries, Principal Collections, Liquidation Proceeds, Repurchase Prices and all proceeds relating to the repossession or disposition of the Financed Vehicles (including recourse payments received from Dealers with respect to a breach of a representation or warranty of such Dealers under the Dealer Agreements), all as collected during the Collection Period, in respect of a Receivable being serviced by the Servicer or a Receivable subject to a Repurchase Event, and all payments or other amounts, if any, made by or on behalf of an Obligor or received by the Servicer with respect to any Receivable.

          (b) With respect to checks or drafts (i) issued by an insurer for payment of loss on Receivables, (ii) made payable to the named insured, the Indenture Trustee or any other Person, and (iii) received by the Servicer, the Servicer shall take all necessary action to document the receipt of each such check or draft on the day of receipt thereof and if made payable to the Indenture Trustee, forward the original check or draft by reputable overnight courier to the Indenture Trustee at the address set forth in Section 7.03 hereof for receipt by the Indenture Trustee two (2) Business Days for immediate endorsement and return to the Servicer via overnight courier.

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     Section 3.03  Collection Account and Acknowledgment Letter.

          (a) JPMorgan Chase Bank is hereby appointed as the initial Collection Account Depository with respect to the Receivables serviced under this Servicing Agreement. The Issuer shall provide thirty (30) days' written notice to the Servicer, the Indenture Trustee, and the Note Insurer of its appointment of a successor Collection Account Depository which shall be acceptable to the Rating Agencies, the Note Insurer and the Indenture Trustee and which shall hold the Collection Account under the terms and conditions outlined herein and in the Indenture.

          (b) Except as otherwise provided herein, the Servicer shall deposit or cause to be deposited into the Collection Account all amounts (including late payments) remitted by Obligors to the Servicer under the terms of the Receivables within two (2) Business Days after receipt thereof; provided, however, that the Servicer shall, pursuant to Section 2.08(b), be entitled to reimbursement of all amounts remitted by or on behalf of the Obligors to the Servicer under the terms of, or with respect to, the Receivables, which amounts represent late fees, prepayment charges, including administrative fees or similar charges allowed by applicable law.

     Section 3.04 Statements to Residual Interestholder and Noteholders. On each Payment Date, the Servicer shall provide to Indenture Trustee written instructions for the Indenture Trustee to forward to each Noteholder of record, to each Paying Agent, if any, (with a copy to each Rating Agency and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full)) and to the Issuer for the Issuer to forward to the Residual Interestholder, a statement setting forth at least the following information (based on the information contained in the Monthly Servicer's Report delivered on the related Payment Date pursuant to Section 2.10) as to the Notes and the Residual Interest to the extent applicable:

          (a) the amount of such distribution allocable to principal of each Class of Notes;

          (b) the amount of such distribution allocable to interest on or with respect to each Class of Notes;

          (c) the Reserve Fund transfer amount, if any, for such Payment Date, the Reserve Account Minimum for such Payment Date, the amount deposited into the Reserve Fund on such Payment Date, and the balance of the Reserve Fund (if any) on such Distribution Date, after giving effect to changes therein on such Payment Date;

          (d)  the overcollateralization amount as of such Payment Date;

          (e) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and with respect to previously accrued and unpaid Servicing Fees;

          (f) the amount of any previously due and unpaid payment of principal on the Notes, and the change in such amount from that of the prior Payment Date;

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          (g)  the Aggregate Outstanding Principal Balance of each Class of the
Notes for each such Class after giving effect to payments allocated to principal reported under clause (a) above;

          (h) the aggregate amounts paid by the Seller or the Servicer with respect to the related Collection Period;

          (i) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

          (j) the number, and Aggregate Receivable Balance outstanding, of Receivables past due 30-59 days, 60-89 days and 90 days and over;

          (k) the weighted average Contract Rates of the Receivables, weighted based on the Receivable Balance of each such Receivable as of the last day of the related Collection Period;

          (l) the weighed average remaining term to maturity of the Receivables, weighted based on the Receivable Balance of each such Receivables as of the last day of the related Collection Period;

          (m) the amount of the Aggregate Receivable Balance of any Receivables that became Defaulted Receivables, if any, during such Collection Period;

          (n) the aggregate net losses on the Receivables incurred during the period from the Cutoff Date to and including the last day of the related Collection Period;

          (o)  the amount distributed to the Residual Interestholder;

          (p)  the Net Swap Receipts, if any;

          (q) the Pool Factor as of the close of business as of the last day of the preceding Collection Period; and

          (r) the Note Factor for each class of the Notes as of the close of business on the last day of the preceding Collection Period.

Each amount set forth pursuant to paragraph (a), (b), or (e) above relating to the Notes shall be expressed as a dollar amount per $1,000 of the initial Aggregate Outstanding Principal Balance of the Notes (or Class thereof).

     Section 3.05 Trustee Internet Website. The Indenture Trustee may make available to any Paying Agent, any Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Noteholders, the Note Insurer or the Issuer, via the Indenture Trustee's Internet Website all reports or notices required to be provided by the Indenture Trustee under the terms of this Servicing Agreement (including, but not limited to Sections 2.10 and 3.04) and any Supplement available and, with the consent or at the direction of the Servicer and the Issuer, such other

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information regarding the Notes and/or the Receivables as the Indenture Trustee
may have in its possession. Any information that is disseminated in accordance with the provisions of this Section 3.05 shall not be required to be disseminated in any other form or manner. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

     The Indenture Trustee's Internet Website shall be initially located at "www.jpmorgan.com/absmbs" or at such other address as shall be specified by the Indenture Trustee from time to time writing to the Noteholders, the Issuer or any Paying Agent. In connection with providing access to the Indenture Trustee's Internet Website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Servicing Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.01 Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to the Issuer, the Note Insurer, the Swap Counterparty, the Noteholders and the Indenture Trustee that as of the date of this Servicing Agreement and for so long as the Servicer shall continue to act as Servicer hereunder:

          (a) The Servicer is a Texas corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Trust Property. The Servicer has obtained all necessary qualifications, licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Trust Property;

          (b) The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Servicer and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which the Servicer is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Servicer's ability to perform its obligations under, the Transaction Documents);

          (c) No approval or authorization by, or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Servicer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval,

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authorizations or filings which, if not obtained or made, would not have a material adverse affect on the enforceability or collectibility of the Receivables or would materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents;

          (d) Each Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity;

          (e) There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against the Servicer before or by any governmental authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relating to the Servicer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes;

          (f) No information, Officer's Certificate or statement furnished in writing or report delivered to the Indenture Trustee, the Issuer, the Note Insurer, the Swap Counterparty or any Noteholder by the Servicer required under this Servicing Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the information, certificate, statement or report in light of the circumstances under which it was made, not misleading; provided that the Servicer makes no representation or warranty with respect to any information incorporated into or forming the basis of any Officer's Certificate, information, statement or report provided by the Servicer that is provided to the Servicer by any other Person;

          (g) The Servicer has the knowledge, the experience and the systems, financial and operational capacity available to timely perform each of its obligations hereunder; and

          (h) The Servicer has, with respect to the Receivables, complied in all material respects with the Collection Policy.

     Section 4.02 Representations and Warranties of the Issuer. The Issuer hereby represents, warrants and covenants to the Servicer, the Noteholders, the Swap Counterparty, the Note Insurer and the Indenture Trustee that as of the date of this Servicing Agreement or as of such date specifically provided herein:

          (a) The Issuer is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its assets and operate as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Trust Property. The Issuer has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would

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

materially and adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Trust Property;

          (b) The execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Issuer and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any indenture or agreement or instrument to which the Issuer is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Issuer's ability to perform its obligations under, the Transaction Documents);

          (c) No approval or authorization by, or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Issuer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Trust Property or would materially and adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents;

          (d) Each Transaction Document to which the Issuer is a party constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity; and

          (e) There are no actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened against the Issuer before or by any governmental authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relating to the Issuer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

     Section 4.03 Survival of Representations and Warranties. The representations and warranties set forth in this Article IV shall survive the date of this Servicing Agreement. Upon discovery by any of the Issuer, the Indenture Trustee, or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties hereto, including the Note Insurer, the Swap Counterparty

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(unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Indenture Trustee.

     Section 4.04 Merger or Consolidation of, or Assumption of the Obligations of, or Resignation of the Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) which may succeed to the duties and obligations of the Servicer under this Servicing Agreement following the resignation of the Servicer subject to Sections 2.01 and 5.07 hereof, which Person executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall, with the prior written consent of the Note Insurer (unless such merger or consolidation is with or into Capital One Financial Corporation or one of its Affiliates), be the successor to the Servicer or under this Servicing Agreement without further act on the part of any of the parties to this Servicing Agreement; provided, however, that (i) prior written notice of such merger, consolidation or assumption of liabilities shall be delivered by the Servicer to the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Rating Agencies and (ii) immediately after giving effect to such transaction, no Event of Servicing Default (as defined in Section 5.01), and no event which, after notice or lapse of time, or both, would become an Event of Servicing Default shall have occurred or be continuing, (iii) no Event of Default or Re-Liening Trigger would occur as a result of such merger, consolidation or assumption of liability, (iv) the Servicer shall have delivered to the Issuer, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Indenture Trustee an Officer's Certificate and an opinion of counsel each stating that such consolidation, merger, succession or resignation and such agreement of assumption comply with this Section 4.04 and that all conditions precedent provided for in this Servicing Agreement relating to such transaction have been complied with and (v) the Servicer shall have delivered to the Issuer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Note Insurer, and the Indenture Trustee an opinion of counsel either
(A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments and notations on certificates of title thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer, the Noteholders, the Swap Counterparty, the
Note Insurer and the Indenture Trustee in the Receivables and the Financed Vehicles, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                                   ARTICLE V

                         DEFAULT, REMEDIES AND INDEMNITY

     Section 5.01 Events of Servicing Default. Any of the following acts or occurrences shall constitute an "Event of Servicing Default" under this Servicing Agreement:

          (a) any failure by the Servicer to make any payment, transfer or deposit to the Indenture Trustee on the date such payment, transfer or deposit is required to be made;

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          (b)  any failure by the Servicer to provide any notices to the
Indenture Trustee and the Note Insurer pursuant to this Servicing Agreement relating to the transfer or calculation of funds;

          (c) failure on the part of the Servicer to either duly observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, as the case may be, by the Indenture Trustee, the Note Insurer, the Seller or the Issuer; or the Servicer shall assign its duties hereunder (except as expressly permitted herein);

          (d) any representation, warranty or certification made by the Servicer in this Servicing Agreement, or any certificate delivered pursuant to this Servicing Agreement, shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders, the Swap Counterparty or the
Note Insurer;

          (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its properties; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file or have filed against it a petition or commence an action to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (f) the Servicer shall fail to be an Eligible Servicer as determined by the Note Insurer;

          (g) so long as no Note Insurer Default has occurred and is continuing, the Servicer makes any material adverse changes to its Collection Policy with respect to the Receivables without the consent of the Note Insurer, which consent shall not be unreasonably withheld; or

          (h)  a Triggering Event has occurred and is continuing.

     Section 5.02  Remedies.

          (a) If an Event of Servicing Default shall occur and be continuing, the Note Insurer (or, if a Note Insurer Default shall have occurred and be continuing, either the Indenture Trustee (to the extent an officer of the Indenture Trustee has actual knowledge thereof), the Issuer or Noteholders constituting Noteholder Approval, or if the Aggregate Outstanding Principal Balance for the Class A Notes (and all interest accrued thereon) is reduced to zero and all Reimbursement Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders

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constituting Class B Noteholder Approval, by notice given in writing to the
Servicer ("Termination Notice") (with copies to the Indenture Trustee and the Issuer if given by the Note Insurer or Noteholders constituting the Noteholder Approval or Class B Noteholder Approval, as applicable), may terminate all of the rights and obligations of the Servicer under this Servicing Agreement (except as set forth in Section 5.03). On or after the receipt by the Servicer of such Termination Notice, all authority, power, obligations and responsibilities of the Servicer under this Servicing Agreement, whether with respect to the Receivables, or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Successor Servicer appointed in accordance with Section 5.02(c); provided, however, that the Successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the Successor Servicer becomes the Servicer or any claim based on any alleged action or inaction of the terminated Servicer. The Successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Issuer or the Indenture Trustee as lienholder or secured party on the related title documents, or otherwise. The terminated Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Servicing Agreement, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the Successor Servicer of all Servicer Files, collection records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the Successor Servicer to service the Receivables. If requested by the Note Insurer, the Successor Servicer shall direct the Obligors then making payments directly to the Servicer to make all payments under the Receivables directly to the Successor Servicer (in which event the Successor Servicer shall process all such payments in accordance with Section 3.03(b), or to a lockbox established by the Successor Servicer at the direction of the Note Insurer). The terminated Servicer shall grant the Issuer, the Indenture Trustee, the Successor Servicer and the Note Insurer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense. As provided in Section 5.05(c) of the Indenture, the Successor Servicer shall be entitled to be reimbursed for Transition Costs incurred by it in connection with a transfer of servicing from the Servicer to such Successor Servicer. The Servicer shall reimburse the Successor Servicer and the Indenture Trustee for Transition Costs incurred by them in connection with a transfer of servicing from the Servicer to such Successor Servicer (to the extent not paid pursuant to the preceding sentence, if applicable).

          (b) On and after the receipt by the terminated Servicer of a Termination Notice pursuant to this Section 5.02, the terminated Servicer shall continue to perform all servicing functions under this Servicing Agreement until the date specified in the Termination Notice. The Note Insurer with prior written notice to the Rating Agencies may exercise at any time its right to appoint as Successor Servicer a Person other than the Person serving as Indenture Trustee at the time, and (without limiting the Note Insurer's obligations under the Note Guaranty Insurance Policy with respect to the Class A Notes) shall have no liability to the Issuer, the Indenture Trustee, COAF, any Noteholders or any other Person if it does so. If a Successor

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Servicer is not chosen within 90 calendar days after the receipt by the Servicer of the Termination Notice, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment; provided that if a Note Insurer Default shall have occurred and be continuing, the Indenture Trustee, or Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero, Noteholders constituting Class B Noteholder Approval, or the Issuer may petition a court of competent jurisdiction to appoint an Eligible Servicer as the Successor Servicer. Within 30 days of termination of the Servicer, if such termination causes a change in the address to which Obligor payments are to be sent, the Successor Servicer shall send, or cause to be sent, to each Obligor, a written notice of the name and mailing address of the Successor Servicer to which payments on the Receivables are to be made.

          (c) Upon its appointment, the Successor Servicer shall be the successor in all respects to the terminated Servicer with respect to servicing functions under this Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities (arising on and after the time of such appointment except for liability arising from the condition of the Servicer's records at the time the servicing duties are transferred to the Successor Servicer or for actions or omissions of other Persons) relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Servicing Agreement to the Servicer shall be deemed to refer to the Successor Servicer unless the context otherwise requires.

          (d) In connection with such appointment and assumption, the Successor Servicer may make such arrangements for the compensation of itself out of collections of Receivable payments, as it and the Issuer shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fees permitted to the Servicer pursuant to this Servicing Agreement without the approval of the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and all Reimbursement Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders constituting Class B Noteholder Approval.

          (e) All authority and power granted to the Servicer or the Successor Servicer under the Servicing Agreement shall automatically cease and terminate upon termination of the Indenture, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request, provided that all fees and expenses owed to the Servicer (or its successor) have been paid. To the extent that compliance with this Section 5.02 shall require the Servicer to disclose to the Seller information of any kind which the Servicer deems to be confidential, the Seller shall be required to enter into such reasonable and customary licensing

                                       26             2003-A Servicing Agreement

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and confidentiality agreements as the Servicer reasonably shall deem necessary to protect its interests.

     Section 5.03 Indemnity by the Servicer. The Servicer shall be liable to the Seller, the Issuer, the Note Insurer, the Owner Trustee, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and each Noteholder (collectively, the "Indemnified Parties") to the extent of the following:

          (a) The Servicer shall indemnify, defend and hold harmless the Indemnified Parties and any of the officers, directors, employees and agents of the Indemnified Parties from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of a Financed Vehicle.

          (b) The Servicer shall indemnify, defend and hold harmless the Indemnified Parties and any of the officers, directors, employees and agents of the Indemnified Parties from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through the breach of this Servicing Agreement by the Servicer, the negligence, misfeasance or bad faith of the Servicer in the performance of its duties under this Servicing Agreement or by reason of reckless disregard of its obligations and duties under this Servicing Agreement.

          (c) The Servicer shall be strictly accountable for all payments actually received on the Receivables.

     Section 5.04 Notification to Noteholders. Upon discovery of the occurrence of any Event of Servicing Default, after the applicable grace period set forth in the applicable subparagraphs of Section 5.01, the Servicer shall give written notice of the occurrence of an Event of Servicing Default to the Note Insurer or, if a Note Insurer Default has occurred and is continuing, to the Class A Noteholders. Unless the Note Insurer or, if a Note Insurer Default has occurred and is continuing, Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and all Reimbursement Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders constituting Class B Noteholder Approval, gives written notice to the Servicer or within seven (7) Business Days of receipt of such notice from the Servicer that the Note Insurer or Noteholders constituting Noteholder Approval, as the case may be, have waived such Event of Servicing Default, the Servicer shall then give notice in writing to the Indenture Trustee, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Rating Agencies, the Issuer and any other Persons identified on a list provided to the Servicer as such list may be amended from time to time, and the Indenture Trustee shall give notice to the Noteholders at their respective addresses appearing in the Note Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article V, the Indenture Trustee shall give prompt written notice thereof

                                       27             2003-A Servicing Agreement
to the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and to the Noteholders at their respective addresses appearing in the Note Register.

     Section 5.05 Waiver of Events of Servicing Default. The Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and all Reimbursement Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders constituting Class B Noteholder Approval may, on behalf of the Noteholders of all Notes Outstanding, waive any Event of Servicing Default. Upon any such waiver of an Event of Servicing Default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 5.06 Survival. The agreements in Section 5.03 shall survive the termination of the Indenture and the payment in full of the Class A Notes and the Class B Notes.

     Section 5.07 Servicer Not to Resign. Subject to the provisions of Section 5.02, the Servicer shall not resign from the obligations and duties imposed on it by this Servicing Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Servicing Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer and the Note Insurer does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Issuer, the Indenture Trustee, and the
Note Insurer. Unless a Note Insurer Default has occurred and is continuing, no resignation of the Servicer shall become effective until an entity acceptable to the Note Insurer shall have assumed the responsibilities and obligations of the Servicer.

                                   ARTICLE VI

                            TERMINATION OF AGREEMENT

     Section 6.01 Term. This Servicing Agreement shall remain in effect until termination of the Indenture.

     Section 6.02 Effect of Termination. Upon termination of this Servicing Agreement, the Servicer shall, at the direction of the Issuer, promptly return all Servicer Files and any related files and correspondence in its possession as are related to the management of the Receivables and the services provided hereunder.

     Section 6.03 Transfer of Servicing. Upon termination of this Servicing Agreement, the Servicer shall cooperate in the transfer of the Servicer Files. Any matters pending at the effective termination date will continue to be processed in an orderly and timely fashion; it being

                                       28             2003-A Servicing Agreement
intended, however, that responsibility for the Receivables shall transfer as quickly as practicable and in any event within thirty (30) days after the termination date.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.01 Amendment. This Servicing Agreement may only be amended (i) by mutual written consent of the parties hereto, (ii) with the prior written consent of the Note Insurer, (iii) to the extent such amendment adversely affects the Swap Counterparty, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), and (iv) upon the satisfaction of the Rating Agency Condition. No amendment made to the Transfer and Assignment Agreement, the Contribution Agreement or the Indenture, without the Servicer's written consent, shall be effective as to the Servicer, to the extent such amendment is disadvantageous in any respect to the Servicer.

     Section 7.02 Waivers. The provisions of this Servicing Agreement may only be waived by written consent of the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and all Reimbursement Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders constituting Class B Noteholder Approval, and if adversely affected thereby, the Swap Counterparty and the parties hereto. The failure of any party at any time to require performance by the other of any provision of this Servicing Agreement shall in no way affect that party's right to enforce such provision, nor shall the waiver by any party of any breach of any provision of this Servicing Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

     Section 7.03 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, in any case addressed as set forth in Section 14.04(b) of the Indenture.

Such notice request consent or other communication shall be deemed given when so delivered, or if mailed, two days after deposit with the U.S. Postal Service.

     Section 7.04 Severability of Provisions. If one or more of the provisions of this Servicing Agreement shall be held invalid for any reason, such provisions shall be deemed severable from the remaining provisions of this Servicing Agreement and shall in no way affect the validity or enforceability of such remaining provisions. To the extent permitted by law, the parties hereto hereby waive any law which renders any provision of this Servicing Agreement prohibited or unenforceable.

     Section 7.05 Rights Cumulative. All rights and remedies under this Servicing Agreement are cumulative, and none is intended to be exclusive of another. No delay or

                                       29             2003-A Servicing Agreement
omission in insisting upon the strict observance or performance of any provision of this Servicing Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

     Section 7.06 No Offset. Prior to the termination of this Servicing Agreement, the obligations of the Servicer under this Servicing Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer may have against the Issuer, the Seller, PeopleFirst Finance, LLC, Capital One, F.S.B., the Transferor, the Note Insurer, the Swap Counterparty, any Noteholder or the Indenture Trustee, whether in respect of this Servicing Agreement, any Receivable or otherwise.

     Section 7.07 Inspection and Audit Rights. The Servicer agrees that, upon prior written notice, it will permit the Issuer, the Note Insurer or the Indenture Trustee and their respective representatives, during the Servicer's normal business hours, to examine the Servicer Files, all the books of account, records, reports and other papers of the Servicer relating to the Receivables, to make copies and extracts therefrom, to cause such books to be audited by Independent Public Accountants selected by the Issuer, and to discuss its affairs, finances and accounts relating to the Receivables with its officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Issuer, the Note Insurer or the Indenture Trustee of any right under this paragraph 7.07 shall be borne by the Servicer. The Servicer shall allow such examination within two Business Days of receipt of the required notice if so requested by the requesting party.

     Section 7.08 Powers of Attorney. The Issuer shall, from time to time, provide to the employees of the Servicer and the Indenture Trustee limited, revocable powers of attorney or other such written authorizations as may be appropriate to enable the Servicer and the Indenture Trustee to perform its respective obligations under this Servicing Agreement and the Indenture; provided, however, that the Issuer shall not be required to provide such powers with respect to any matter for which the Issuer does not have authority to perform itself.

     Section 7.09 Assignment and Binding Effect. Except with respect to the Grant of this Servicing Agreement by the Issuer to the Indenture Trustee under the Indenture and as expressly provided herein, this Servicing Agreement may be assigned only with the written consent of the parties hereto and the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Noteholders constituting Class A Noteholder Approval, or if the Aggregate Outstanding Principal Balance of the Class A Notes has been reduced to zero and all Reimbursement Obligations and reimbursement for all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, Noteholders constituting Class B Noteholder Approval; however, in the event of an assignment, all provisions of this Servicing Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     Section 7.10 Captions. The article, paragraph and other headings contained in this Servicing Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

                                       30             2003-A Servicing Agreement

     Section 7.11 Legal Holidays. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day in Plano, Texas, New York, New York or Falls Church, Virginia such action, delivery or payment need not be made on that date, but may be made on the next succeeding Business Day.

     Section 7.12 Counterparts. This Servicing Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 7.13 Governing Law. This Servicing Agreement shall be deemed entered into with and shall be governed by and interpreted in accordance with the laws of the State of Texas, except to the extent that it is mandatory that the laws of some other jurisdiction apply.

     Section 7.14 Parties. Except as set forth in Section 7.17 hereof, this Servicing Agreement shall inure solely to the benefit of and shall be binding upon the parties hereto, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Servicing Agreement or any provision contained herein.

     Section 7.15 Relationship of the Parties. The relationship of the parties to this Servicing Agreement is that of independent contractors. Neither this Servicing Agreement nor any of the activities contemplated hereby shall be deemed to create any partnership, joint venture, agency or employer/employee relationship among the Servicer and the Issuer.

     Section 7.16 No Bankruptcy Petition Against the Issuer or the Seller. The Servicer and the Indenture Trustee agree that, prior to the date that is one year and one day after the payment in full of all outstanding Class A Notes and Class B Notes, none of them will institute against the Issuer or the Seller, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This Section 7.16 shall survive the termination of this Servicing Agreement.

     Section 7.17 Third Party Beneficiaries. This Servicing Agreement shall inure to the benefit of each Noteholder, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Indenture Trustee and their respective successors and assigns. Without limiting the generality of the foregoing, all covenants and agreements in this Servicing Agreement which expressly confer rights upon the Issuer, the Note Insurer, the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) or the Indenture Trustee shall be for the benefit of and run directly to each Noteholder, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Indenture Trustee, and each Noteholder, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Indenture Trustee shall be entitled to rely on and enforce such covenants to the same extent as if it were a party hereto. If a Note Insurer Default has occurred and is continuing, all rights conferred on the Note

                                       31             2003-A Servicing Agreement

Insurer by this Servicing Agreement shall be suspended until such time as the
Note Insurer Default has been fully cured; provided, however, that upon such cure, the Note Insurer's rights shall be immediately reinstated in full. Notwithstanding anything contained in this Servicing Agreement to the contrary, the Noteholders shall have no rights to enforce the provisions of this Servicing Agreement so long as there is no Note Insurer Default that is continuing.

     Section 7.18 Other Agreements. The Servicer will not be obligated or bound by any provision or term of any other agreement, including the Indenture, the Contribution Agreement and the Transfer and Assignment Agreement, except to the extent, and only to the extent, expressly stated herein or therein.

     Section 7.19 Procedure for Indemnification. Notwithstanding anything to the contrary in this Servicing Agreement, in the event that a Person is entitled to indemnification pursuant to the terms of this Servicing Agreement, such Person (hereinafter called the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party or, at the Indemnified Party's option, such Indemnified Party may select its own counsel with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed, to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm at any one time (in addition to any local counsel) for all such Indemnified Parties (unless necessary because of conflicts of interest), and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

     Section 7.20 Reports to Holders. Any report, notice or financial statement delivered pursuant to this Servicing Agreement by the Servicer to the Noteholders shall be provided by such Persons to each Noteholder at the address last provided to the Servicer by the Indenture Trustee or such Noteholder.

     Section 7.21 Purchase and Subsequent Pledge. The Servicer hereby acknowledges that the Issuer, concurrently with the execution of this Servicing Agreement, will acquire the Receivables and the other items included in the Trust Property pursuant to the Contribution Agreement and will Grant the Receivables and the other items included in the Trust Property along with certain of the Issuer's rights under the Contribution Agreement, this Servicing Agreement and the Transfer and Assignment Agreement to the Indenture Trustee pursuant to the terms of the Indenture, and that the representations and warranties contained in the Contribution Agreement, this Servicing Agreement and the Transfer and Assignment Agreement and the rights of the Issuer under Section
7.02 of the Contribution Agreement, this Servicing Agreement and the Transfer and Assignment Agreement are intended to benefit the Noteholders, the Swap

                                       32             2003-A Servicing Agreement

Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer.

     Section 7.22 Limitation on Liability. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Issuer under this Agreement are solely the corporate obligations of the Issuer and shall be payable by the Issuer solely (y) from funds available pursuant to and in accordance with the payment priorities set forth in Section 5.05(c) of the Indenture or (z) to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available (other than funds described in the preceding clause (y)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of such entity incurred in accordance with its limited liability company agreement and all financing documents to which it is a party as they come due. In addition, no amount owing by the Issuer hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against, the Issuer arising out of or based upon this Agreement against any member, employee, officer, agent, director or authorized person of the Issuer; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them nor shall the foregoing relieve any person of any liability expressly undertaken by such person under the Transaction Documents.

     Section 7.23 Limitation of Liability. It is expressly understood and agreed by and between the parties hereto (i) that this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of June 3, 2003 with Capital One Auto Receivables, LLC (the "Trust Agreement") in the exercise of the power and authority conferred and vested in it as such Owner Trustee , (ii) each of the representations, undertakings and agreements made herein by the Issuer are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only on Issuer, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

                                       33             2003-A Servicing Agreement

     IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

                                       CAPITAL ONE AUTO FINANCE TRUST 2003-A


                                       By: WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but
                                           solely as Owner Trustee


                                       By:     /s/  Donald G. MacKelcan
                                          --------------------------------------
                                                   Donald G. MacKelcan
                                                     Vice President

                                      S-1             2003-A Servicing Agreement

                                       CAPITAL ONE AUTO FINANCE, INC., as
                                       Servicer


                                       By:     /s/  Jeffery A. Elswick
                                          --------------------------------------
                                                  Jeffery A. Elswick
                                               Manager of Securitization

                                      S-2             2003-A Servicing Agreement

                                       JPMORGAN CHASE BANK,
                                       as Indenture Trustee


                                       By:   /s/  Patricia M. F. Russo
                                          --------------------------------------
                                                Patricia M. F. Russo
                                                    Vice President

                                      S-3             2003-A Servicing Agreement

                                    EXHIBIT A

                            MONTHLY SERVICER'S REPORT

                                      A-1             2003-A Servicing Agreement

                                    EXHIBIT B

                           FORMS OF LATE NOTICES SENT
                          TO OBLIGORS RE: DELINQUENCIES

                                     [Date]

[Name]
[Address]
[Address]

Dear [Name]:

     Our records indicate we have not received your payment in the amount of $_________ which was due [due date].

     If you have not already done so, please forward your check for $_________ by return mail to bring your account current. If payment is not received by [date], your account will be assessed a late charge of $___________

     If payment has been sent, please disregard this notice.

                                       Sincerely,

                                       CAPITAL ONE AUTO FINANCE, INC.


                                       By:  /s/
                                          --------------------------------------

                                   B-1                2003-A Servicing Agreement

                                    EXHIBIT C

                      REQUEST FOR RELEASE OF CUSTODIAN FILE

To:  *[_________________]                                   DATE PREPARED

     In connection with the administration of the pool of receivables ("Receivables") held by you as custodian ("Custodian"), pursuant to the Indenture dated as of June 3, 2003 (the "Indenture") by and between Capital One Auto Finance Trust 2003-A (the "Issuer"), and you, as Indenture Trustee and Custodian, the undersigned, as servicer ("Servicer") of the Receivables pursuant to the Servicing Agreement dated as of June 3, 2003 by and among the Issuer, JPMorgan Chase Bank, as Indenture Trustee, and the Servicer (the "Servicing Agreement"), requests the release of the Custodian File identified below for the reason indicated. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture. The undersigned shall hold such documents in trust on behalf of the Custodian and shall return the documents to the Custodian when the undersigned's need therefor no longer exists, except where the Receivable is paid in full, repossessed, liquidated or repurchased (as indicated below).

     The undersigned hereby certifies that if this release is requested due to payment in full of a Receivable, or repurchase upon a Repurchase Event, all amounts received in connection therewith which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Servicing Agreement have been so deposited.

REASON FOR REQUESTING DOCUMENTS:

                             RECEIVABLE PAID IN FULL
                             REPOSSESSION
                             LIQUIDATION
                             REPURCHASE UPON REPURCHASE EVENT
                             OTHER

Capital One Auto Finance, Inc.
3901 Dallas Parkway                    Authorized Signature of Servicer
Plano, Texas 75093


                                       By:
                                          --------------------------------------

                                   C-1                2003-A Servicing Agreement

                                         COMMITMENT/POOL NUMBER

                                         LOAN NUMBER
                                         CUSTOMER

TO CUSTODIAN: Please acknowledge below by your signature the execution of the above request. You must retain this form for your file, and a copy of this form, signed and dated by you, shall be returned to the Servicer.

Authorized Signature of Custodian        Release Date

SERVICER RECEIPT

The undersigned, on behalf of the Servicer, hereby acknowledges that the Servicer is holding the documents described below relating to the Receivables on behalf of the Indenture Trustee, the Noteholders and the Note Insurer, as their interests may appear.

Documents:

                                       Authorized Signature of Servicer

                                       By:
                                          --------------------------------------

RETURN OF RELEASED DOCUMENT(S)/FILE

All Documents Identified above as Previously Released Have Been Returned:

Authorized Signature of Custodian        Date of Return

                                   C-2                2003-A Servicing Agreement

                                    EXHIBIT D

                                   [RESERVED]

                                   D-1                2003-A Servicing Agreement

                                    EXHIBIT E

                            COAF'S COLLECTION POLICY

                                   E-1                2003-A Servicing Agreement

                                    EXHIBIT F

                         FORM OF INVESTOR CERTIFICATION

JPMorgan Chase Bank
450 West 33/rd/ Street, 14/th/ Floor
New York, New York  10001

Attention:   Corporate Trust Services -- Asset-Backed Administration

     In accordance with Section 3.05 of the Servicing Agreement (the "Agreement"), with respect to Series 2003-A Notes (the "Notes"), the undersigned hereby certifies and agrees as follows:

     1. The undersigned is a beneficial owner of $________________ in principal balance of the Notes.

     2. The undersigned is requesting a password pursuant to Section 3.05 of the Agreement for access to certain information (the "Information") on the Indenture Trustee's website.

     3. In consideration of the Indenture Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Indenture Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

     4. The undersigned will not use or disclose the Information in any manner which could result in violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of the Residual Interest pursuant to Section 5 of the Securities Act.

     5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Issuer, the Servicer and the Indenture Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

     6. Capitalized terms used by not defined herein shall have the respective meanings assigned thereto in the Agreement.

                                   F-1                2003-A Servicing Agreement

     IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.

                                       -----------------------------------------
                                       Beneficial Owner


                                       By:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------
                                       Company:
                                               ---------------------------------
                                       Phone
                                               ---------------------------------

                                   F-2                2003-A Servicing Agreement

                               TABLE OF CONTENTS

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